                                                                                         SOUTHWEST GAS CORPORATION
                                                                                 SUMMARY STATEMENTS OF INCOME
                                                                            (In thousands, except per share amounts)
                                                                                          (Unaudited)
                                                               THREE MONTHS ENDED       NINE MONTHS ENDED     TWELVE MONTHS ENDED
                                                                  SEPTEMBER 30,           SEPTEMBER 30,          SEPTEMBER 30,
                                                              --------------------    --------------------    --------------------
                                                                1997        1996        1997        1996        1997        1996
                                                              --------    --------    --------    --------    --------    --------
Gas operating revenues                                        $ 95,009    $ 85,534    $414,313    $376,599    $584,075    $522,958
Net cost of gas sold                                            28,508      24,027     149,830     139,184     198,226     182,001
                                                              --------    --------    --------    --------    --------    --------
Operating margin                                                66,501      61,507     264,483     237,415     385,849     340,957
Operations and maintenance expenses                             50,310      49,086     148,165     144,557     201,972     192,239
Depreciation, amortization, and general taxes                   26,244      24,377      77,670      72,231     101,038      94,420
                                                              --------    --------    --------    --------    --------    --------
Operating income (loss)                                        (10,053)    (11,956)     38,648      20,627      82,839      54,298
Net interest deductions                                         15,736      13,320      45,192      39,328      58,867      53,025
Preferred securities distribution                                1,368       1,368       4,106       4,106       5,475       5,019
                                                              --------    --------    --------    --------    --------    --------
Pretax utility income (loss)                                   (27,157)    (26,644)    (10,650)    (22,807)     18,497      (3,746)
Utility income tax expense (benefit)                           (10,421)    (10,445)     (4,093)     (9,321)      7,225      (2,012)
                                                              --------    --------    --------    --------    --------    --------
Net utility income (loss)                                      (16,736)    (16,199)     (6,557)    (13,486)     11,272      (1,734)
Other income (expense), net                                        (35)        (57)       (425)       (300)       (549)       (543)
                                                              --------    --------    --------    --------    --------    --------
Contribution to net income (loss) - gas operations             (16,771)    (16,256)     (6,982)    (13,786)     10,723      (2,277)
Contribution to net income (loss) - construction services        1,085       1,618         116       2,064         707       2,064
Discontinued operations - PriMerit Bank                             --          --          --          --          --     (18,864)
                                                              --------    --------    --------    --------    --------    --------
Net income (loss)                                              (15,686)    (14,638)     (6,866)    (11,722)     11,430     (19,077)
Preferred dividends                                                 --          --          --          --          --          22
                                                              --------    --------    --------    --------    --------    --------
Net income (loss) applicable to common stock                  $(15,686)   $(14,638)   $ (6,866)   $(11,722)   $ 11,430    $(19,099)
                                                              ========    ========    ========    ========    ========    ========
Earnings (loss) per share - gas operations                    $  (0.62)   $  (0.61)   $  (0.26)   $  (0.54)   $   0.40    $  (0.09)
Earnings per share - construction services                        0.04        0.06        0.01        0.08        0.02        0.08
Loss per share - discontinued operations                            --          --          --          --          --       (0.74)
                                                              --------    --------    --------    --------    --------    --------
Earnings (loss) per share of common stock                     $  (0.58)   $  (0.55)   $  (0.25)   $  (0.46)   $   0.42    $  (0.75)
                                                              ========    ========    ========    ========    ========    ========
Average outstanding common shares                               27,149      26,477      26,990      25,636      26,902      25,382
                                                              ========    ========    ========    ========    ========    ========

The summary statements of income have been prepared by Southwest Gas Corporation (the Company) using the equity method of accounting for its construction services subsidiary.  This presentation is not in accordance with generally accepted accounting principles (GAAP).  However, it produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

                                                  SOUTHWEST GAS CORPORATION
                                                 SUMMARY STATEMENTS OF INCOME
                                           (In thousands, except per share amounts)
                                                          (Unaudited)
                                                                            NINE MONTHS ENDED           TWELVE MONTHS ENDED
                                                                              SEPTEMBER 30,                SEPTEMBER 30,
                                                                       ------------------------     -------------------------
                                                                            1997         1996            1997          1996
-----------------------------------------------------------------------------------------------------------------------------
Gas operating revenues                                                 $  414,313    $  376,599     $  584,075     $  522,958
Net cost of gas sold                                                      149,830       139,184        198,226        182,001
-----------------------------------------------------------------------------------------------------------------------------
Operating margin                                                          264,483       237,415        385,849        340,957
Operations and maintenance expenses                                       148,165       144,557        201,972        192,239
Depreciation, amortization, and general taxes                              77,670        72,231        101,038         94,420
-----------------------------------------------------------------------------------------------------------------------------
Operating income                                                           38,648        20,627         82,839         54,298
Net interest deductions                                                    45,192        39,328         58,867         53,025
Preferred securities distribution                                           4,106         4,106          5,475          5,019
-----------------------------------------------------------------------------------------------------------------------------
Pretax utility income (loss)                                              (10,650)      (22,807)        18,497         (3,746)
Utility income tax expense (benefit)                                       (4,093)       (9,321)         7,225         (2,012)
-----------------------------------------------------------------------------------------------------------------------------
Net utility income (loss)                                                  (6,557)      (13,486)        11,272         (1,734)
Other income (expense), net                                                  (425)         (300)          (549)          (543)
-----------------------------------------------------------------------------------------------------------------------------
Contribution to net income (loss) - gas operations                         (6,982)      (13,786)        10,723         (2,277)
Contribution to net income (loss) - construction services                     116         2,064            707          2,064
Discontinued operations - PriMerit Bank - NOTE 2                               --            --             --        (18,864)
-----------------------------------------------------------------------------------------------------------------------------

Net income (loss)                                                          (6,866)      (11,722)        11,430        (19,077)
Preferred dividends                                                            --          --               --             22
-----------------------------------------------------------------------------------------------------------------------------
Net income (loss) applicable to common stock                           $   (6,866)   $  (11,722)    $   11,430     $  (19,099)
=============================================================================================================================
Earnings (loss) per share - gas operations                             $    (0.26)   $    (0.54)    $     0.40     $    (0.09)
Earnings per share - construction services                                   0.01          0.08           0.02           0.08
Loss per share - discontinued operations                                       --            --             --          (0.74)
-----------------------------------------------------------------------------------------------------------------------------
Earnings (loss) per share of common stock                              $    (0.25)   $    (0.46)    $     0.42     $    (0.75)
=============================================================================================================================
Average outstanding common shares                                          26,990        25,636         26,902         25,382
==============================================================================================================================
                                       See Notes to Summary Financial Statements.
/TABLE

                             SOUTHWEST GAS CORPORATION
                               SUMMARY BALANCE SHEET
                               AT SEPTEMBER 30, 1997
                                   (In thousands)
                                    (Unaudited)
ASSETS
UTILITY PLANT
  Gas plant, net of accumulated depreciation                       $  1,304,422
  Construction work in progress                                          34,686
                                                                   ------------
    Net utility plant                                                 1,339,108
                                                                   ------------
OTHER PROPERTY AND INVESTMENTS
  Investment in construction services subsidiary                         27,511
  Other                                                                  46,228
                                                                   ------------
    Total other property and investments                                 73,739
                                                                   ------------
CURRENT AND ACCRUED ASSETS
  Cash, working funds and temporary cash investments                     11,055
  Receivables - less reserve of $1,265 for uncollectibles                21,893
  Accrued utility revenue                                                21,725
  Deferred purchased gas costs                                           64,805
  Other                                                                  40,083
                                                                   ------------
    Total current and accrued assets                                    159,561
                                                                   ------------
DEFERRED DEBITS
  Unamortized debt expense                                               19,147
  Other deferred debits                                                  29,634
                                                                   ------------
    Total deferred debits                                                48,781
                                                                   ------------
    TOTAL ASSETS                                                   $  1,621,189
                                                                   ============
CAPITALIZATION, LIABILITIES AND DEFERRED CREDITS
CAPITALIZATION
  Common stockholders' equity
    Common stock equity, $1 par, 27,223 shares outstanding         $    386,257
    Retained earnings (accumulated deficit)                             (21,429)
                                                                   ------------
      Total common stockholders' equity                                 364,828        30.5%
  Preferred securities of Southwest Gas Capital I, 9.125%                60,000         5.0
  Long-term debt - NOTE 3                                               770,592        64.5
                                                                   ------------     --------
      Total capitalization                                            1,195,420       100.0%
                                                                   ------------     ========
CURRENT AND ACCRUED LIABILITIES
  Notes payable                                                         108,000
  Accounts payable                                                       28,824
  Customer deposits                                                      21,536
  Other                                                                  66,654
                                                                   ------------
      Total current and accrued liabilities                             225,014
                                                                   ------------
  DEFERRED CREDITS
  Deferred investment tax credits                                        18,355
  Deferred income taxes                                                 136,249
  Other                                                                  46,151
                                                                   ------------
      Total deferred credits                                            200,755
                                                                   ------------
      TOTAL CAPITALIZATION, LIABILITIES AND DEFERRED CREDITS       $  1,621,189
                                                                   ============

                                     See Notes to Summary Financial Statements.

/TABLE

                        SOUTHWEST GAS CORPORATION
                     SUMMARY STATEMENT OF CASH FLOWS
                   NINE MONTHS ENDED SEPTEMBER 30, 1997
                              (In thousands)
                                (Unaudited)

CASH FLOWS FROM OPERATIONS:
  Net income (loss)                                            $  (6,866)
  Adjustments to reconcile net income (loss) to net
    cash provided by operating activities:
      Depreciation and amortization                                55,188
      Change in receivables and payables                           35,072
      Change in gas cost related balancing items                  (66,369)
      Change in accrued taxes                                     (20,563)
      Change in deferred taxes                                     28,669
      Allowance for funds used during construction                 (1,292)
      Other                                                         7,017
                                                               ----------
       Net cash provided by operating activities                   30,856
                                                               ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Construction expenditures                                      (115,523)
  Other                                                            (7,890)
                                                               ----------
       Net cash used in investing activities                     (123,413)
                                                               ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from stock issuances                                 8,762
  Dividends paid                                                  (16,583)
  Change in notes payable                                         (13,000)
  Long-term debt issuances, net                                   118,992
                                                               ----------
       Net cash provided by financing activities                   98,171
                                                               ----------
Change in cash and temporary cash investments                       5,614
Cash at beginning of period                                         5,441
                                                               ----------
Cash at end of period                                          $   11,055
                                                               ===========
SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized                      $   43,012
Income taxes, net of refunds                                   $   (2,762)

                   See Notes to Summary Financial Statements.

                          SOUTHWEST GAS CORPORATION
                    NOTES TO SUMMARY FINANCIAL STATEMENTS
                               (In thousands)
                                 (Unaudited)


NOTE 1 - BASIS OF PRESENTATION:

  The summary financial statements have been prepared by Southwest Gas Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

NOTE 2 - DISCONTINUED OPERATIONS:

  In January 1996, the Company reached an agreement to sell PriMerit Bank (PriMerit) to Norwest Corporation. Discontinued operations includes the net income of PriMerit and its subsidiaries on a stand-alone basis as adjusted, reduced by allocated carrying costs associated with the Company's investment in PriMerit (principally interest) net of taxes. Discontinued operations also includes the loss on the disposition. The sale of PriMerit to Norwest was completed in July 1996.

NOTE 3 - LONG-TERM DEBT:

  Term loan facility                                                  $ 200,000
  Debentures:
     Debentures, 9.75% series F, due 2002                               100,000
     Debentures, 7 1/2% series, due 2006                                 75,000
     Debentures, 8% series, due 2026                                     75,000
  Medium-term notes:
     Medium-term notes, 7.59% series, due 2017                           25,000
     Medium-term notes, 7.78% series, due 2022                           25,000
     Medium-term notes, 7.92% series, due 2027                           25,000
     Medium-term notes, 6.89% series, due 2007                           17,500
     Medium-term notes, 6.76% series, due 2027                            7,500
  Industrial development revenue bonds - net of funds held in trust     227,830
  Unamortized discount on long-term debt                                 (7,238)
                                                                      ---------
  TOTAL LONG-TERM DEBT                                                $ 770,592
                                                                      =========
  ESTIMATED CURRENT MATURITIES                                        $      --
                                                                      =========

                                                    SOUTHWEST GAS CORPORATION
                                                    SELECTED STATISTICAL DATA
                                                        SEPTEMBER 30, 1997


FINANCIAL STATISTICS
Market value to book value per share at quarter end                           146%
Twelve months to date return on equity  -- total company                      3.0%
                                        -- gas segment                        3.1%
Common stock dividend yield at quarter end                                    4.2%

GAS OPERATIONS SEGMENT
                                                                                              Authorized
                                                       Authorized         Authorized           Return on
                                                        Rate Base          Rate of              Common
Rate Jurisdiction                                    (In thousands)         Return              Equity
-----------------------                              --------------       ----------          ------------
Arizona                                              $      541,104             9.38%                11.25%
Southern Nevada                                             237,165             9.50                 11.55
Northern Nevada                                              63,986             9.67                 11.55
Southern California                                          69,486             9.94                 11.35
Northern California                                           9,521            10.02                 11.35
Paiute Pipeline Company                                      61,057            10.09                 12.50


SYSTEM THROUGHPUT BY CUSTOMER CLASS                           NINE MONTHS ENDED                        TWELVE MONTHS ENDED
                                                                 SEPTEMBER 30,                             SEPTEMBER 30,
                                                         ------------------------------           ------------------------------
                     (In dekatherms)                        1997                1996                 1997                 1996
---------------------------------------------------------------------------------------------------------------------------------
Residential                                              37,427,296          32,797,699           49,848,278           41,718,026
Small commercial                                         18,289,465          17,470,268           24,485,468           22,920,354
Large commercial                                          5,951,794           5,890,686            7,638,423            7,603,142
Industrial / Other                                        5,967,696           4,046,550            7,291,800            5,604,019
Transportation                                           80,285,401          74,153,452          102,952,681           97,187,490
---------------------------------------------------------------------------------------------------------------------------------
Total system throughput                                 147,921,652         134,358,655          192,216,650          175,033,031
=================================================================================================================================


HEATING DEGREE DAY COMPARISON
---------------------------------------------------------------------------------------------------------------------------------
Actual                                                        1,445               1,282                2,062                1,682
Ten-year average                                              1,433               1,438                2,022                2,046
=================================================================================================================================
</TABLE)
